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                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact: Patrick J. Haveron, CPA
         Executive Vice President - Chief Executive Officer
         Motor Club of America
         95 Route 17 South
         Paramus, NJ 07653
         201-291-2112
         E-mail: phaveron@motr.com

               MOTOR CLUB ANNOUNCES NET INCOME FOR FOURTH QUARTER
                 AND 2000, RESTATEMENT OF 1999 AND 1998 RESULTS

     PARAMUS, NEW JERSEY, April 17, 2001 - Motor Club of America (NASDAQ: MOTR) ("the Company") today reported its net income for the fourth quarter and year ended December 31, 2000. The Company also reported that it would restate its 1999 and 1998 net income as a result of a review of the previously reported complex tax item related to a subsidiary that was rendered insolvent in 1992, but is still required to continue to be included in consolidated Federal tax returns. The Company's financial statement audit for the year ended December 31, 2000 is now complete.

     The restatement had no impact on the operations, cash flow or surplus of the Company's active insurance subsidiaries or on consolidated income before Federal income taxes. Book value at December 31, 2000 was $14.12 per share.

     Net income for the fourth quarter ended December 31, 2000 was $422,368 or $.20 per share, compared to a restated net loss for the fourth quarter 1999 of $1,351,177 or $.64 per share. Net income for the year ended December 31, 2000 was $1,959,919 or $.92 per share, compared to restated 1999 net income of $91,336 or $.04 per share. The restated net income for the fourth quarter and year ended December 31, 1998 was $911,070 or $.43 per share and $3,778,384 or $1.79 basic net income per share and $1.78 diluted net income per share, respectively.

     The tax item and related adjustments, including adjustments for recognition of a deferred tax asset relating to the Company's minimum pension liability are discussed in detail in the Company's Form 10-K filing made with the Securities and Exchange Commission today. The Company has also restated its quarterly net income amounts for 2000 and 1999 in that filing. The Company will also be making the necessary filings to amend the applicable Annual Reports on Form 10-K with the SEC for the effects of this restatement of taxes.

     Motor Club of America owns and operates five regionally focused property and casualty insurance companies, including companies that specialize in small and mid-


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sized commercial insurance through the Preserver Insurance Group.

     The Preserver Insurance Group consists of Preserver Insurance Company, which writes small commercial and homeowners insurance presently in New Jersey, and Mountain Valley Indemnity Company, which writes small and mid-sized commercial insurance presently in New England and New York. The Preserver Insurance Group is rated B++ (Very Good) by A.M. Best Company. American Colonial Insurance Company plans to commence operations in New York in 2001, writing commercial lines in tandem with Mountain Valley.

     Motor Club of America Insurance Company writes personal automobile insurance in New Jersey and is rated B+ (Very Good) by Best. North East Insurance Company writes personal automobile and small commercial lines insurance in the State of Maine and is rated B (Fair) by Best.

     FORWARD-LOOKING STATEMENT DISCLAIMER. THIS PRESS RELEASE CONTAINS STATEMENTS THAT ARE NOT HISTORICAL FACTS AND ARE CONSIDERED "FORWARD-LOOKING STATEMENTS" (AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995), WHICH CAN BE IDENTIFIED BY TERMS SUCH AS "BELIEVES", "EXPECTS", "MAY", "WILL", "SHOULD", "ANTICIPATES", THE NEGATIVES THEREOF, OR BY DISCUSSIONS OF STRATEGY. CERTAIN STATEMENTS ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS, UNCERTAINTIES, OPINIONS AND PREDICTIONS, AND NO ASSURANCE CAN BE GIVEN THAT THE FUTURE RESULTS WILL BE ACHIEVED SINCE EVENTS OR RESULTS MAY DIFFER MATERIALLY AS A RESULT OF RISKS FACING THE COMPANY. THESE INCLUDE, BUT ARE NOT LIMITED TO, THE CYCLICAL NATURE OF THE PROPERTY CASUALTY INSURANCE INDUSTRY, THE IMPACT OF COMPETITION, PRODUCT DEMAND AND PRICING, CLAIMS DEVELOPMENT AND THE PROCESS OF ESTIMATING RESERVES, THE LEVEL OF THE COMPANY'S RETENTIONS, CATASTROPHE AND STORM LOSSES, LEGISLATIVE AND REGULATORY DEVELOPMENTS, CHANGES IN THE RATINGS ASSIGNED TO THE COMPANY BY RATING AGENCIES, INVESTMENT RESULTS, AVAILABILITY OF REINSURANCE, AVAILABILITY OF DIVIDENDS FROM OUR INSURANCE COMPANY SUBSIDIARIES, INVESTING SUBSTANTIAL AMOUNTS IN OUR INFORMATION SYSTEMS AND TECHNOLOGY, THE ABILITY OF OUR REINSURERS TO PAY REINSURANCE RECOVERABLES OWED TO US, OUR ENTRY INTO NEW MARKETS, OUR ACQUISITION OF NORTH EAST INSURANCE COMPANY ON SEPTEMBER 24, 1999, OUR ACQUISITION OF MOUNTAIN VALLEY INDEMNITY COMPANY ON MARCH 1, 2000, OUR SUCCESSFUL INTEGRATION OF THESE ACQUISITIONS, POTENTIAL FUTURE TAX LIABILITIES RELATED TO AN INSOLVENT SUBSIDIARY AND STATE REGULATORY AND LEGISLATIVE ACTIONS WHICH CAN AFFECT THE PROFITABILITY OF CERTAIN LINES OF BUSINESS AND IMPEDE OUR ABILITY TO CHARGE ADEQUATE RATES, AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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         # # # # # SEE STATEMENT OF OPERATIONS ATTACHED # # # # # #

       # # # # THIS NEWS RELEASE IS ALSO AVAILABLE AT WWW.MOTR.COM # # # #

                              MOTOR CLUB OF AMERICA
                                AND SUBSIDIARIES



                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                                            FOR THE YEAR ENDED                     FOR THE THREE MONTHS ENDED
                                     DECEMBER 31, 2000   DECEMBER 31, 1999   DECEMBER 31, 2000   DECEMBER 31, 1999
                                     -----------------   -----------------   -----------------   ------------------
                                                             (RESTATED)                               (RESTATED)
  Revenues:

Insurance premiums (net of
 premiums ceded totaling
 $13,161,053, $8,358,946,
 $3,964,219 and $3,059,232                $ 83,467,481       $ 55,807,330       $ 21,484,198       $ 16,164,091
Net investment income                        6,412,884          5,080,939          1,738,997          1,480,212
Realized gains on sales
 of investments                                 82,949             36,040             74,686             30,675
Other revenues                                 163,833            143,410             31,833             33,831
                                          ------------       ------------       ------------       ------------
     Total revenues                         90,127,147         61,067,719         23,329,714         17,708,809
                                          ------------       ------------       ------------       ------------

  Losses and Expenses:

Insurance losses and
 loss expenses incurred
 (net of reinsurance recoveries
 totaling $11,428,275 $1,544,026,
 $414,184 and ($1,288,516))                 55,708,052         40,631,053         14,521,072         12,217,750
Amortization of deferred policy
 acquisition costs and other
 operating expenses                         29,113,541         19,065,229          7,640,921          6,709,721
Amortization of goodwill                        84,695             21,174             21,173             21,174
Merger expenses                                354,097            800,000                  -                  -
Interest expense                             1,867,085            448,117            500,109            271,259
                                          ------------       ------------       ------------       ------------
     Total losses and expenses              87,127,470         60,965,573         22,683,275         19,219,904
                                          ------------       ------------       ------------       ------------
Income (loss) before federal
 income taxes                                2,999,677            102,146            646,439         (1,511,095)



Benefit (provision) for

  Federal income taxes                      (1,039,758)           (10,810)          (224,071)           159,918
                                          ------------       ------------       ------------       ------------
Net income (loss)                         $  1,959,919       $     91,336       $    422,368       ($ 1,351,177)
                                          ============       ============       ============       ============

Net income (loss) per common share:

Basic                                     $        .92       $        .04       $        .20       $       (.64)
                                          ============       ============       ============       ============
Diluted                                   $        .91       $        .04       $        .20       $       (.64)
                                          ============       ============       ============       ============

Weighted average common and potential
 common shares outstanding:

Basic                                        2,124,387          2,117,912          2,124,387          2,122,311
                                          ============       ============       ============       ============
Diluted                                      2,770,075          2,121,697          2,769,965          2,122,311
                                          ============       ============       ============       ============

Key Financial Statistics:

Book value per share                      $      14.12       $      12.67
                                          ============       ============

Loss ratio (GAAP basis)                           66.7%              72.8%              67.6%              75.6%
Expense ratio (GAAP basis)                        35.3%              36.4%              35.6%              43.3%
                                          ------------       ------------       ------------       ------------
Combined ratio (GAAP basis)                      102.0%             109.2%             103.2%             118.9%
                                          ============       ============       ============       ============

Net premium written                       $ 89,204,441       $ 54,508,215       $ 26,420,680       $ 17,607,251
                                          ============       ============       ============       ============
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